SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 24, 2006
CELL ROBOTICS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Colorado	5049-05	84-1153295
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4801 Lange NE Suite 110, Albuquerque, New Mexico (Address of principal executive offices)		87109 (Zip Code)
Registrant’s telephone number, including area code: (505) 323-4030
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01. CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT
     Cell Robotics International, Inc. (the “Company”) has terminated the client-auditor relationship with Goldstein Golub Kessler, LLP effective January 24, 2006. On January 24, 2006, the Audit Committee of the Board of Directors of the Company unanimously approved the appointment of Stark Winter Schenkein & Co., LLP as the independent accountant for the Company. The Company engaged Stark Winter Schenkein & Co., LLP on January 24, 2006.
     In connection with the audit of the fiscal year ended December 31, 2004, there were no disagreements with Goldstein Golub Kessler, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement or any event requiring disclosure pursuant to Item 304(a)(1)(iv)(B), (C), (D) or (E) of Regulation S-B.
     The audit reports of Goldstein Golub Kessler, LLP on the consolidated financial statements of the Company and subsidiary as of and for the year ended December 31, 2004, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles except as follows:
     Goldstein Golub Kessler’s report on the consolidated financial statements of the Company and subsidiary as of and for the year ended December 31, 2004 contained a separate paragraph stating “the Company has suffered recurring losses and negative cash flows from operations that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in

Note 2. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.”
     A letter from Goldstein Golub Kessler’s is attached as Exhibit 16.1 to this Form 8-K.
     During the Company’s most recent fiscal year, and through January 24, 2006, the Company has not consulted with Stark Winter Schenkein & Co., LLP regarding any of the matters specified in Item 304(a)(2) of Regulation S-B.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
     (c) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION
16.1	Letter from Goldstein Golub Kessler, LLP to the Securities and Exchange Commission dated January 24, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
CELL ROBOTICS INTERNATIONAL, INC.

By:	/s/ James Toreson
James Toreson
Chief Executive Officer

Date: January 24, 2006

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION
16.1	Letter from Goldstein Golub Kessler LLP to the Securities and Exchange Commission dated January 24, 2006